EXHIBIT 10.13

This instrument prepared by:

Joel E. Boyd, Esq.
DEAN, MEAD, SPIELVOGEL, GOLDMAN
   & BOYD
7380 Murrell Road, Suite 100
Melbourne, Florida 32940


THIS IS A BALLOON MORTGAGE AND THE FINAL PAYMENT OF THE BALANCE DUE UPON MATURITY IS $2,406,666.62, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.


                   MODIFICATION OF MORTGAGE AND MORTGAGE NOTE
                             AND EXTENSION AGREEMENT

     THIS MODIFICATION OF MORTGAGE AND MORTGAGE NOTE AND EXTENSION AGREEMENT, entered into this 30th day of December, 1997 by and between THE HUNTINGTON NATIONAL BANK, a national banking corporation, whose address is 685 S. Babcock Street, Melbourne, Florida 32901, hereinafter referred to as "Mortgagee"; and SMART CHOICE AUTOMOTIVE GROUP, INC., a Florida corporation, whose address is 5200 S. Washington Avenue, Titusville, Florida 32780, hereinafter referred to as "Mortgagor".

                              W I T N E S S E T H:

     WHEREAS, BARNETT BANK, N.A., on September 30, 1996, made a loan to Mortgagor in the original principal amount of Two Million Four Hundred Thousand and No/100 ($2,400,000.00) Dollars ("Loan"); and

     WHEREAS, in connection with the Loan, Mortgagor executed that certain promissory note dated September 30, 1996, in the original principal amount of Two Million Four Hundred Thousand and No/100 ($2,400,000.00) Dollars evidencing the Loan ("Note"); and

     WHEREAS, the Note is secured by that certain Mortgage and Security Agreement dated September 30, 1996, and recorded on October 1, 1996, in Official Records Book 3609, Page 0715, of the Public Records of Brevard County, Florida, ("Mortgage"), encumbering that certain real property described therein, and further secured by that certain Assignment of Leases, Rents and Profits dated September 30, 1996 and recorded in Official Records Book 3609, Page 0737, Public Records of Brevard County, Florida; and

     WHEREAS, the Loan, Note and Mortgage were modified by a Mortgage Modification Agreement dated October 25, 1996, and recorded on October 31, 1996, in Official Records Book 3617, Page 1805, of the Public Records of Brevard County, Florida; and

     WHEREAS, the Loan, Note and Mortgage were further modified by a Second Modification to Mortgage and Security Agreement and Partial Release of Personal Property Agreement dated September 15, 1997, and recorded on September 25, 1997, in Official Records Book 3711, Page 4702, of the Public Records of Brevard County, Florida; and

     WHEREAS, the Loan, Note and Mortgage were assigned to Mortgagor by Assignment of Loan Documents dated November 4, 1997, and recorded on November 10, 1997, in Official Records Book 3725, Page 3827, of the Public Records of Brevard County, Florida; and

     WHEREAS, the Loan, Note and Mortgage were further modified by Modification of Mortgage Deed and Security Agreement dated November 3, 1997, and recorded on November 10, 1997, in Official Records Book 3725, Page 3830, of the Public Records of Brevard County, Florida; and

     WHEREAS, the property currently encumbered by the Mortgage is the real property set forth on Exhibit "A" and Exhibit "B" to that certain Mortgage Modification Agreement dated October 25, 1996, and recorded on October 31, 1996, in Official Records Book 3617, Page 1805, of the Public Records of Brevard County, Florida; and

     WHEREAS, the parties hereto are desirous of further modifying said Mortgage and Mortgage Note.

     NOW, THEREFORE, in consideration of the sum of $10.00 this day paid by each party to the other, receipt whereof being hereby acknowledged, and other good and valuable considerations, the parties do hereby amend said Note and Mortgage as follows:

     1.  The  present   outstanding   principal  balance  of  said  Mortgage  is
$2,226,666.58.

     2. The Note and Mortgage are hereby deemed to be modified to incorporate the following provisions which shall prevail to the extent of any inconsistency with the provisions of the Note and Mortgage. Failure to comply with any or all of the following provisions shall constitute a default under the Note, Mortgage, UCC-1 Financing Statements, assignments of rents and leases, guarantees, and all other documents executed and/or delivered by Mortgagor to Mortgagee.

     3. Mortgagor hereby acknowledges receipt from Mortgagee of the Future Advance in the sum of Two Hundred Sixty Thousand and 08/100 Dollars ($260,000.08). The Future Advance is evidenced by a Future Advance Note of even date herewith in the principal sum of Two Hundred Sixty Thousand and 08/100 Dollars ($260,000.08), which Future Advance Note, by this reference, is made a part hereof to the same extent as if set forth herein verbatim.

     4. The Future Advance in the principal sum of Two Hundred Sixty Thousand and 08/100 Dollars ($260,000.08) evidenced by the Future Advance Note is secured by the Mortgage to the same extent as though advanced on the date of the Mortgage. Accordingly, on the date hereof, the total principal indebtedness secured by the Mortgage is $2,486,666.66.

     5. The total principal indebtedness of $2,486,666.66 plus interest at the rate of one and one-half (1.50%) percent per annum in excess of The Huntington National Bank's Prime Commercial Lending Rate ("Rate"), with the amount of interest payable to be adjusted from time to time as the Rate changes] shall be paid as follows:

     Monthly principal payments of $13,333.34 plus interest shall be due and payable on the day 30th of January, 1998, and the 30th day of each consecutive month thereafter until the 1st day of July, 1998 when the entire outstanding principal balance plus all accrued interest shall be due and payable.

     Interest shall be calculated on the basis of a three hundred sixty (360) day year and charged for the actual number of days elapsed in an interest period. In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by Borrower or received by the Lender, then such excess sum shall be credited as a payment of principal, unless Borrower shall notify the Lender, in writing, that Borrower elects to have such excess returned to it for its worth.

     Each payment when made shall be applied first to the payment of interest, second to the payment of sums due hereunder other than interest or principal (i.e., late payment and similar charges), and then to the payment of principal.

     Mortgagor shall have the right to prepay this loan, in full or part, without penalty through the application of normal operating cash flow of the Mortgagor. Should prepayment be funded from any other source, a prepayment fee of one-half (.50%) percent of the then outstanding balance shall be due and payable.

     6. The parties agree that interest at the rate of one and one-half (1.50%) percent per annum in excess of The Huntington National Bank's Prime Commercial Lending Rate ("Rate"), with the amount of interest payable to be adjusted from time to time as the Rate changes, shall begin accruing on December 30, 1997.

     Mortgagor, in consideration of the above and foregoing and in consideration of other valuable considerations running to it do hereby agree to pay the Mortgage indebtedness according to the terms, covenants and conditions contained therein and the Note secured thereby and as amended herein.

     In all other respects, said Mortgage and Mortgage Note heretofore described are ratified and confirmed with the terms of the original Mortgage and Mortgage Note.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed the day and year first above written.


Signed, sealed and delivered    THE HUNTINGTON NATIONAL BANK OF
in the presence of:             FLORIDA, a national banking corporation


 /s/ R. Mason Blake            By: /s Shari J. Evetts
 ------------------            -----------------------
R. Mason Blake                 Shari J. Evetts, Vice President
(Print Name)                   (Printed Name and Title)

/s/ Juliann E. Wolf                  (Corporate Seal)
-------------------
Juliann E. Wolf
(Print Name)                   "Mortgagee"


THIS IS A BALLOON MORTGAGE AND THE FINAL PAYMENT OF THE BALANCE DUE UPON MATURITY IS $2,406,666.62, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

Signed, sealed and delivered    SMART CHOICE AUTOMOTIVE GROUP,
in the presence of:             INC., a Florida corporation


                                 By: /s/ Joseph E. Mohr
                                 ----------------------
                                 Joseph E. Mohr, Chief Financial Officer
(Print Name)

                                      (Corporate Seal)

    (Print Name)                                              "Mortgagor"


                     ACKNOWLEDGMENT AND CONSENT OF GUARANTOR

     The  undersigned   hereby   acknowledges  and  consents  to  the  foregoing
Modification of Mortgage and Mortgage Note and Extension Agreement.

     Dated this day of , 1997.

                                  ECKLER INDUSTRIES, INC.

                                  By:  /s/ Joseph E. Mohr
                                  -----------------------
                                  Joseph E. Mohr, Chief Financial Officer

5200 S. Washington Avenue
Titusville, FL 32780